Exhibit 13(2)

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

WITH RESPECT TO THE ANNUAL REPORT ON FORM 20-F

FOR THE YEAR ENDED DECEMBER 31, 2014

OF CHINA ENTERPRISES LIMITED

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of China Enterprises Limited, a Bermuda company (the “Company”), does hereby certify, to the best of such officer’s knowledge, that:

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 21, 2015

/s/ Ken Lau
KEN LAU
Chief Financial Officer

The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 20-F or as a separate disclosure document of the Company or the certifying officer.